Prospectus
May 1, 2026
SECUREPATH FOR LIFE PRODUCT

Issued By:
TRANSAMERICA LIFE INSURANCE COMPANY Separate Account: Separate Account VA FF Administrative Office: 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account: TFLIC Pooled Account No.44

Home Office: Harrison, NY
Administrative Office:
6400 C Street SW
Cedar Rapids, Iowa 52499-0001
(800)525-6205
www.transamerica.com

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in all jurisdictions, including New York. The Contract may be offered as an individual annuity Contract or as an interest in a group annuity Contract. When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity Contract. Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the Contract form for the name of the Company issuing the Contract.
This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The Product is a complex investment and involves risks, including potential loss of principal. This variable annuity may not be suitable for everyone. The Product is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Contract are subject to our financial strength and claims-paying ability. This Product may not be appropriate for people who do not have a long-term investment time horizon. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
The Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.
The Contracts are sold by the Company to Plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make Contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the Product is available to fund an employment-based Plan or arrangement; a custodial account established as an IRA, that holds an annuity.
Your Contributions into the Contract will be directed to a Variable Investment Option based upon your age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to Participants invest in underlying target retirement date mutual funds. Currently, Contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through The Vanguard Group, Inc. Information on these options may may be found under Appendix: Investment Options Available Under the Contract .
If you are a new investor in the Contract, you may return your Contract for a refund within a prescribed period, which is generally 10 days after you receive the Contract though may be longer based on state law. This cancellation privilege may not be available for certain Plans. If you are eligible to and elect to cancel the Contract, the amount of the refund will generally be the Account Value, which is equal to your Contributions plus or minus accumulated gains or losses in the Variable Investment Option you were invested. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

GLOSSARY
The following is a glossary of key terms used in this prospectus. These terms may be used throughout this prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.
Account: An Account maintained for a Contractholder or Participant, as applicable, in which is recorded   the number of Units held.
Account Value: The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.
Accumulation Period: The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.
Annual Period: Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.
Annual Step-Up: The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.
Annuitant: the person on whose life annuity payments involving life contingencies will be based.
Annuity Purchase Date: The date a Participant elects to purchase a Fixed Annuity.
Beneficiary: The person(s) or entity that a Participant selects to receive the Death Benefit.
Benefit Age: The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.
Blended Guaranteed Income Rate: A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Guaranteed Income Amount — Blended Guaranteed Income Rate.”
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The individual or group variable annuity Contracts offered by the Company as described in this prospectus.
Contractholder: The individual, employer, trust or association to which an annuity Contract has been   issued.
Contributions: The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant Contributions, Plan sponsor Contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.
Death Benefit: Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the Death Benefit.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal: A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See Guaranteed Lifetime Withdrawal Benefit.
Fixed Annuity: An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a Separate Account.
Guaranteed Income Amount: Under the terms of the Contract, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See Guaranteed Lifetime Withdrawal Benefit.
Guaranteed Income Rate: The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based  upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.
Guaranteed Income Rate Table: A table of Guaranteed Income Rates applicable under the Contract, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.
Guarantee Value: The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See Guaranteed Income Amount — Portability.
Income Base: The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See Guaranteed Income Amount — Income Base.
Income Base Adjustment: The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See Guaranteed Lifetime Withdrawal Benefit.
Incremental Contribution: That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.
IRA: An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.
Maturity Date: The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals: The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.
Participant: An individual Participant under a Contract issued to or adopted by the individual’s employer or Plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.
Plan: A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Participants.
Pooled Account: For TFLIC Contracts – Contributions allocated to the Variable Investment Options are held by TFLIC in a Separate Account called TFLIC Pooled Account No. 44. For TLIC Contracts – Contributions allocated to Variable Investment Options are held by TLIC in a Separate Account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company. May also be referred to as a Separate Account.
Portfolio Company(ies): The investment company(ies) made available as Investment Options under the Contract. Also referred to as underlying fund portfolios.
Required Beginning Date: April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.
SecurePath Service Center: Participants should contact their retirement services provider at the following address and phone number: Transamerica Retirement Solutions, 6400 C Street SW, Cedar Rapids, IA 52499 (866) 287-8388.
Separate Account: an account established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated. For TLIC Contracts -Contributions allocated to the Variable Investment Options are held by TLIC in a separate Account called Separate Account VA FF. May also be referred to as a Pooled Account.
Settlement Phase: A Participant’s interest in the Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See Guaranteed Lifetime Withdrawal Benefit.
Statement of Additional Information: A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the SEC, and it is legally a part of this prospectus.
Subaccount: A Subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Target Date Funds: The Vanguard Target Retirement Funds, which are registered mutual funds made available by The Vanguard Group, Inc.
TCL: Transamerica Capital, LLC, a registered broker-dealer, and an affiliate of the Company(formerly Transamerica Capital, Inc.).
TFLIC: Transamerica Financial Life Insurance Company, a New York life insurance company. Also known as “the Company”.
TLIC: Transamerica Life Insurance Company, an Iowa life insurance company. Also known as “the Company”.

Unit: The measure by which a Participant’s Account Value is determined.
Underlying Funds: The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See Variable Investment Options.
Variable Investment Option: When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Separate Account. The division of the Separate Account that invests in a particular Underlying Fund may also be referred to as a Subaccount.

OVERVIEW OF THE CONTRACT

Purpose
The Secure Path For Life Contract (the “Contract”) is designed and offered as funding vehicles for Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts.
The Contract includes a guaranteed lifetime withdrawal benefit and is designed to provide an annual income amount for life and may be appropriate for you if you intend to take periodic withdrawals from your Account and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.  The Contract is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although you have the ability to take withdrawals and/or surrender the Contract at any time during the accumulation phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term will reduce your Income Base which can reduce the Guaranteed Income Amount you are entitled.  Thus, the Contract features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two phases: the accumulation (or savings) phase and the annuitization (or income) phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract.  The annuitization phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
Accumulation (Savings) Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make Contributions pursuant to the terms and conditions of Your Plan. A list of portfolios in Appendix: Investment Options Available Under the Contract which you will be invested is provided in the back of this Prospectus.  See Variable Investment Options section and “Appendix: Investment Options Available Under the Contract.” Each Portfolio has its own investment strategies, risks; investment adviser, expense ratio and performance history.
Annuitization (Income) Phase. The annuitization (income) phase occurs when you annuitize your Contract and income payments begin for a period of years or for your life. Once you annuitize, you will be unable to make withdrawals, and the Death Benefit and your Guaranteed Lifetime Withdrawal Benefit, will terminate.
Primary Contract Features
Accessing Your Money. Before you Annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.  Additionally, if you take a withdrawal before your Lock-In Date or your take an Excess Withdrawal after Your Lock-In Date, the Guaranteed Income Amount that you may receive under the living benefit will be reduced.
Guaranteed Lifetime Withdrawal Benefit. The Contract provides a benefit that permits a Participant who has elected to “lock-in” a guaranteed lifetime withdrawal benefit under the Contract and receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life.  The withdrawals are first taken from your Account and, if necessary, as payments from the Company. You must be at least age 55 to elect a Lock-In Date.  These withdrawals from the Account are guaranteed by the Company.

Retirement Plan Product. The Contract is primarily designed to be purchased by an employer for use in a Plan, however it is also offered as an IRA. If you purchase the Contract within your Plan, you will be subject to the terms and conditions of your Plan and applicable law, which may limit your ability to take certain actions under the Contract.
Death Benefit.  If you die before the Annuity Purchase Date, subject to the terms of your Plan, the Account Value will be paid to your Beneficiary. If the Account Value has been reduced to zero, no Death Benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the Contract and to receive payments of the Guaranteed Income Amount.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Are there Charges for Early Withdrawal?	There are no withdrawal fees, surrender fees, or redemption fees under the Contract.			N/A
Are there Transaction Charges?	There are no transaction charges under the Contract.			N/A
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annuity Contract Fee Table and Expense Examples Appendix- Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.45%	1.95%
	Portfolio Company (fund fees and expenses) (3)	0.08%	0.54%
	Optional Benefit Expenses	None
(1) As a percentage of average Account Value.
(2) Assessed annually.
(3) As a percentage of Portfolio Company assets.
This Contract is not customizable because the Guaranteed Income Benefit is not optional and the Variable Investment Option that your Account Value is allocated is determined by your birth date.  However, we have presented the following table to show you the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,557	Highest Annual Cost: $2,521
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio Company fees and expenses No optional benefits No sales charges No additional Contributions, transfers, or withdrawals
Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of optional benefits and Portfolio Company fees and expenses
  No optional benefits
  No sales charges
  No additional Contributions, transfers, or withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The Contract is designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts.
The benefits of tax deferral, long-term income, and a guaranteed lifetime withdrawal benefit are generally more beneficial to investors with a long-term investment horizon.

Principal Risks Of Investing In The Contract Tax Information

What are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the subaccount that are invested. Each subaccount has its own unique risks. You should review the subaccount that you will be invested before making an investment decision.
Appendix-Investment Options Available Under The Contract
Are there Risks Related to the Insurance Company?
Yes. An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability. More information about the Company, including our financial strength ratings, is available by visiting www.trsretire.com or calling toll-free (866) 287-8388.
Principal Risks Of Investing In The Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes. You will be assigned to a Variable Investment Option and will not be permitted to transfer your Account Value between Variable Investment Options available under the Contract. We reserve the right to remove or substitute the Portfolio Companies/Investment Options that are available as Investment Options under the Contract.
Rights Reserved by the Company
Are There Optional Benefits Available?	There are no optional benefits available under the Contract.
	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchased the Contract through a tax-qualified Plan or individual retirement Account (IRA), you do not get any additional tax deferral. Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives.  This conflict of interest may influence your investment professional to recommend the Contract over another investment.
Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own.  You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own your existing Contract.
Tax Information

ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to the Contract specifications page for information about the specific fees you will pay each year.
Transaction Expenses
	Maximum	Current
Annual Contract Fee(1)	$ 50	$ 0
Separate Account Annual Expenses (as a percentage of average Account Value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(2)	1.40%	0.90%
Total Separate Account Annual Expenses	1.95%	1.45%

(1) We reserve the right to deduct an annual Contract charge of up to $50 in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.
(2) The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.
Annual Portfolio Company/Investment Option Expenses:
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses may be found under Appendix: Investment Options Available Under the Contract.
	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses.	0.08%	0.54%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursements.	0.08%	0.54%

Expense Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include transaction expenses, the annual Contract expenses and annual Underlying Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value or that you annuitize the Contract at the end of the period. The example also assumes that your investment has a 5% return each year, and assumes the maximum fees and expenses of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1 (assumes you pay the Maximum Contract Expenses and Maximum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,521	$7,755	$13,255	$28,259

Example 2 (assumes you pay the Current Contract Expenses and Minimum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$1,557	$4,834	$8,342	$18,235

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

General Risks
Risk of Loss. You can lose money by purchasing this Contract, including loss of your original investment. The Contract is not a deposit or obligation or, or guaranteed or endorsed by any bank. It is not federally insured  by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.
Risk as Short-Term Investment Vehicle. The Contract is not intended to serve as a short-term investment vehicle and appropriate if you are seeking retirement income or you want to meet other long-term objectives. You should discuss with your financial professional whether the Contract is appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information.
Retirement Plan Risk. If you are a participant in a Plan, your Plan, as the Contractholder, may exercise certain rights under the Contract that may affect you, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by the Contract, including the receipt of the Guaranteed Income Amount.
Risks of Fee and Expense Increases. You should consider the Contract’s investment and income benefits as well as its costs. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment and Asset Allocation Risks. Because your Account Value will be invested in a single Variable Account Option, you are assuming investment risk, which means that you bear the risk of poor performance of the Variable Investment Option that you are invested in.  The risk of loss varies with each Underlying Fund. This risk could have a negative impact on the Guaranteed Income Amount available under the Contract. The Underlying Fund for each Variable Investment Option is a target date fund that allocates its assets among other mutual funds and that becomes more conservative as it nears the target retirement date.  As result, each Underlying Fund is subject to asset allocation risk, which is the chance that the selection of underlying mutual funds by an Underlying Fund, and the allocation of assets to them, will cause the Underlying Fund to underperform other funds with a similar investment objective.

Withdrawal Risk. You should carefully consider the potential negative impacts of withdrawals from the Contract.  In addition to the potential tax consequences of early withdrawals, which are discussed below, the amount of future income you may receive under the Guaranteed Lifetime Withdrawal Benefit will be reduced when you take a withdrawal prior to the Lock-In Date or if you take withdrawals in excess of the Guaranteed Income Amount for a given year.  A total withdrawal (surrender) will result in the termination of your Contract.
Investment Restrictions. Because the Contract includes the Guaranteed Lifetime Withdrawal Benefit, you are restricted from selecting a Variable Investment Option.  Instead, your Account Value will be invested in a Variable Investment Option that is based on your birth year, and you will not be able to transfer Account Value to any other Variable Investment Options available under the Contract.  This restriction is intended to protect us financially, in that it reduces the likelihood that we will have to pay guaranteed benefits from our own assets. This restriction could result in an opportunity cost–in the form of Underlying Funds that you did not invest in that ultimately generated superior investment performance. Thus, you should consider the Underlying Fund restriction when deciding whether to purchase the Contract.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Risk. Investment in the Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are backed by our claims paying ability and financial strength. You must look at our strength with regard to such guarantees. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. It is important to know that if you are purchasing the Contract with assets in a qualified Plan or IRA, those assets are already tax-deferred and that tax deferral feature of the Contract does not provide an additional benefit to that already offered by your Plan or IRA.
Cybersecurity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

Business Continuity Risks
Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity Plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
THE COMPANY, THE SEPARATE ACCOUNT, AND PORTFOLIO COMPANIES
The Company
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company. As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the Contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected Contract and claims payments. In addition, the Company hedges its investments in its general account, and may require purchasers of certain of the variable insurance products that it offers to allocate premium payments and Contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments. The Company may also experience liquidity risk if its general account assets cannot be readily converted into cash to meet obligations to its Contract owners or to provide the collateral necessary to finance its business operations.
The Company pays benefits under your Contract from its general account assets and/or from your Account Value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Separate Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from the Company’s general Account, and may not be charged with liabilities arising from any other business that the Company may conduct. See "The Separate Account" below.

Assets in the General Account. Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.
The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.
How to Obtain More Information. The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at: www.sec.gov. The Company’s financial strength ratings which reflect the opinions of leading independent rating agencies of its ability to meet its obligations to its Contract owners, are available on its website: Financial Strength | Transamerica, and the websites of these nationally recognized statistical ratings organizations — A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and Standard & Poor’s Rating Services (www.standardandpoors.com).
The Separate Account
TLIC has established a Separate Account (Separate Account VA FF) to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Separate Account was established under Iowa law, and is registered with the SEC under the 1940 Act, as a unit investment trust, which is a type of investment company.
TFLIC has established a Pooled Account (Pooled Account No. 44) to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the 1940 Act, as a unit investment trust, which is a type of investment company.
The assets of each Separate Account are held in the name of the applicable Company and legally belong to  that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.
Voting Rights.  The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.
When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

The Portfolio Companies
The Contract offers Subaccounts which are available for allocation of Purchase Payments under the Contracts. A description of each Portfolio Company, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in their respective prospectuses. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Underlying Funds.
Information regarding each Portfolio Company including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix: Investment Options Available Under the Contract. You may obtain a free copy of the Underlying Fund prospectuses by contacting our Administrative Office at (866) 287-8388 or by visiting our website at www.transamerica.com.
The Annuity CONTRACT
Variable Annuity Contracts
The SecurePath for Life Product is a variable annuity Contract issued by the Company. Currently, the Product is available to fund: (i) an employment-based Plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity.
The Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company.
The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.
Eligible Purchasers
The Contracts are designed and offered as funding vehicles for Plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial Accounts established as IRAs and certain employer-sponsored Plans and arrangements.
Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in a Contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement Plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.
Ownership
With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.
A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, the Company will waive any minimum investment requirements to establish an IRA. A Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract after a forced distribution will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision- making rights under the Contract.
Contributions
The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is generally required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to  the terms of a Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See Tax Information for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA.
Contracts issued in respect of 401(a), 401(k), 403(b) and 457 Plans will accept Contributions attributable to employer  or employee  Contributions  to the Plan, rollovers  or transfers  to the Plan, or reallocations  of  existing Account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.
An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.
All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA. Please refer to Contributions for additional information.
Rights of the Participant under the Contract
The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

Rights Upon Suspension of Contract or Termination of Plan
In the event that Contributions under a Contract are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options if available under the terms of the Plan: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, (3) to be transferred to an alternate funding vehicle, or (4) to purchase deferred paid-up annuity benefits for Participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the contract’s Account, a Plan Participant may lose the Guaranteed Lifetime Withdrawal Benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.
IRA Contracts
For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision-making authority with respect to the IRA Account.
All Contracts
If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.
Failure of Qualification
In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.
Transfers and Withdrawals
Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract. A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement Plan arrangements as well as the provisions of the Code. Retirement Plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.
There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Transfers and Withdrawals” for additional information.
Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.
Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company
Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:
  To operate the Variable Investment Options in any form permitted under the 1940 Act, or in any other form permitted by law;
  To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
  To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more Separate Accounts, or to add, combine or remove Variable Investment Options;
  To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and
  To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.
The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.
Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

PURCHASE
Contributions
A minimum Account Value of $2,000 is generally required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the Product, and a Participant in a Plan may direct both vested and unvested amounts to the Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future Contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such Contributions as a Contribution to the Product only after they accumulate to the applicable minimum. Currently, a Participant must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.
If a Participant takes a complete withdrawal from the Product, the Company may restrict the right to allocate additional Contributions to the Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the Product will also be required to make a corresponding change to any allocation of future Contributions to the Contract to another investment option available under the Plan.
All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.
To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions
For certain Contracts, a Participant may only make Contributions to the Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the Product without age restriction.
Allocation of Contributions
Upon receipt of a Contribution (in good order at the SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.
A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.
Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.
At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement Plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.
Determination of Account Value
The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.
A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.
The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and
  equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and
  equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.
The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.
Variable Investment Options
Upon selecting participation in the SecurePath for Life Product, your Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, you will be assigned to a Variable Investment Option based on your birth year. This Variable Investment Option in turn invests in an Underlying Fund, which is a target date fund. You may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.

The following table shows how you would be assigned to a particular Variable Investment Option, and also shows the corresponding Target Date Fund for that Variable Investment Option and its respective target asset allocations as of January 31, 2026. Please see the underlying Target Date Funds’ prospectus and/or supplements for any updates to these target allocations. Information is provided for all Target Date Funds that may become available under the Contract.

Birth Year of Participant	Variable Investment Option	Underlying Fund (Investor Share Class)	Underlying Fund Target Asset Allocation
1952 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund	~30% in stocks / ~70% in bonds and short-term investments
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund *	~ 38%in stocks /~62% in bonds and short-term investments
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund	~51% in stocks /~49% in bonds and short-term investments
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund	~61% in stocks /~39% in bonds and short-term investments
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund	~69% in stocks /~31% in bonds and short-term investments
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund	~76% in stocks /~24% in bonds and short-term investments
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund	~84% in stocks / ~16% in bonds and short-term investments
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund	~90% in stocks / ~10% in bonds and short-term investments
*Not available for New York Contracts.
Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. Each Target Date Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks.
The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date.  The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Target Date Fund’s name, the Target Date Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Date Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit.
In addition, information regarding each Underlying Fund, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix: Investment Options Available Under the Contract Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (866)287-8388 or by visiting our website at www.transamerica.com.

Money Market Variable Investment Option for Temporary Investment. The Money Market Variable Investment Option is not currently available for Contributions, but may be used for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.
In order to avoid the Money Market Fund (i.e., the Underlying Fund of the Money Market Investment Option) from having a negative yield, its investment adviser, Transamerica Asset Management, Inc. (“TAM”) or an affiliate, may waive fees or reimburse the fund’s expenses. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Money Market Fund to TAM or its affiliates. There is no guarantee that the fund will be able to avoid a negative yield.
Substitution. The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the SEC and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.
When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the SEC and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.
EXPENSES
Transaction Expenses
Transfers. Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.
Withdrawals. A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.
The Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See Guaranteed Income Amount.
Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement Plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.
If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the prospectus, since fees and expenses may change as provided under Insurance and Administrative Charges.
Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See Tax Information below.
Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.
Retirement Plan Loans. Certain Plan arrangements may permit Participant loans. A Participant’s Account Value in the Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the Product in order to fund a Plan loan. As a result, a Participant may be required to initiate a transfer out of the Product, if the Participant wishes to access amounts in the Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan Contributions. If the Participant has directed certain amounts to be invested in the Product, such repayment amounts will be treated as new Contributions to the Product.
Payment of Withdrawal Amount  The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.
Automatic Withdrawals. The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.
At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.
Suspension of Payments or Transfers. The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers  of  Account  Value  for  any  period  when  (a)  the  New  York  Stock  Exchange  is  closed  (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the SEC has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or Death Benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

BASE CONTRACT EXPENSES
Insurance and Administrative Charges
The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.
If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.
The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal,   on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so. Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of Plan or program, including IRAs.
Annual Contract Charge
The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.
The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of Participants with large Account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.
If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.
Underlying Fund Fees
When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ prospectus dated January 31, 2026 the total annual fund operating expenses for each of the Target Date Funds is 0.08% This reflects operating expenses incurred by the Target Date Funds during their last fiscal year end. Actual Target Date Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica BlackRock Government Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total net annual portfolio operating expenses of 0.54% for the fiscal year ended December 31, 2025.
Premium Tax
Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.
Retirement Plan Fees and Credits
A Participant in a Plan may be subject to administrative fees or charges that are levied against the Accounts of Participants in the Plan, including Participant head charges and Plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.
GENERAL DESCRIPTION OF THE CONTRACT
Ownership
You, as Owner of the Contract, exercise all rights under the Contract. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Contract. An ownership change may be a taxable event.

Beneficiary
The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center. If the Participant elects joint coverage under the Contract, the spouse must be named as the Beneficiary of the Account. If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the standard benefits available under the Contract. There are no optional benefits available under the Contract.
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single or joint life.	1.95%
  Must be 50 years of age to invest and begin to grow the Income base needed to realize Benefit.
  Benefit may be activated as early as age 55.
  Benefit terminates upon annuitization.
  Investment option is limited to a designated Underlying Target Date Fund based on your birth year and scheduled retirement date (age 65).
  Taking a withdrawal before locking in the benefit reduces the Guaranteed Income Amount.
  Taking withdrawals in excess of the Guaranteed Income Amount will reduce the Income Base, which will reduce future income payments.

Death Benefit	Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary.	No Charge	Only payable if the Participant dies before the Annuity Purchase Date,

Guaranteed Lifetime Withdrawal Benefit
The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.
The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

Please note:
A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.
A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Annuity Options- (The Income Phase).”
Income Base. The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a Death Benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.
When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Contribution made to the SecurePath for Life Product, including new Contributions and transfers made from other investment options available in the Participant’s retirement Account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see Withdrawals below). Transfers out of the SecurePath for Life Product to other investment options offered in a retirement Plan or IRA constitute withdrawals for the purposes of this determination.
Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is  less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.
If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”
To see several examples of how the Income Base is calculated, see Example 1 in the section titled Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.
Timing of Income Base Updates.  Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.
Guaranteed Income Rate Table  The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.
The Guaranteed Income Rate Table currently in effect as of the date of this prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Age at Lock-In Date	Single Life	Joint Coverage(1)(2)	Age at Lock-In Date	Single Life	Joint Coverage(1)(2)
< 50	N/A	N/A	65	4.50%	4.00%
50-54	N/A	3.00%	66	4.60%	4.10%
55	3.50%	3.00%	67	4.70%	4.20%
56	3.60%	3.10%	68	4.80%	4.30%
57	3.70%	3.20%	69	4.90%	4.40%
58	3.80%	3.30%	70	5.00%	4.50%
59	3.90%	3.40%	70	5.10%	4.60%
60	4.00%	3.50%	72	5.20%	4.70%
61	4.10%	3.60%	73	5.30%	4.80%
62	4.20%	3.70%	74	5.40%	4.90%
63	4.30%	3.80%	75	5.50%	5.00%
64	4.40%	3.90%

(1) Based upon the age of the Younger Spouse
(2) A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the  time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.
An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.
Blended Guaranteed Income Rate. A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the Contract (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:
(A+B+C…)	divided by the Sum of All Incremental Contributions (after giving effect to the new Incremental Contributions), where

A =	Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1
B =	Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2
C =	Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.
To see several examples of how the Blended Guaranteed Income Rate is calculated, see Example 2 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See Contributions After the Lock-In Date for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.
Lock-In of Guaranteed Income Amount  The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.
The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.
A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 ½. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a lock-In Date cannot be changed.
At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.
Contributions After the Lock-In Date . After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of  the new Contribution that is an incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will  receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed   Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

To see several examples of the impact of Contributions made after the Lock-In Date, see Example 3 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
Election of Joint Coverage.  On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.
Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	100,000
Guaranteed Income Rate* (from Table above):	3.10%
Guaranteed Income Amount:	$3,100

*  Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

Joint coverage can only apply to the person a Participant is legally married to, including a same-gender spouse, on the Lock-In Date. Additionally, joint coverage can only apply in a retirement Account if the spouse has also been designated as the Beneficiary of the Plan or IRA Account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit.
The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.
If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement Account.
Withdrawals. A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement Plan arrangement (See “Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.
In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last Business Day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed lifetime withdrawal benefit.
An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.
To see an example of the impact of taking a Withdrawal after the Lock-In Date, see Example 4 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer Contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.
Required Minimum Distributions.  Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement Account owner must withdraw annually, generally starting upon attaining their Required Beginning Date. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.
A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.
Example:

Annual Period:	January 16, Year 1 January 15, Year 2
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for prior calendar year ):	$10,000
Withdrawal on July 1, Year 1:	$2,500
Withdrawal on September 1, Year 1:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD amount for Year 1 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, Year 1 through January 15, Year 2 is $5,000. The Participant withdraws $2,500 on July 1, of the previous year, and then subsequently withdraws $2,500 on September 1, Year 1. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.
During the 4th quarter of each year, the Company will determine whether an adequate RMD amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement Plan administrator. This additional RMD amount  will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.
Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD amount  taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability.  A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the Product, including the receipt of the Guaranteed Income Amount.
Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.
In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA will receive the greater of the Account Value or the Guarantee Value. Upon such a forced distribution, the Company will waive any minimum investment requirement to establish an IRA. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.
Settlement Phase.  After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.
During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including Death Benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a Participant cannot purchase an annuity option once the Settlement Phase begins.
During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other Account information relating to a Participant’s Plan or IRA retirement Account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Benefit..  A Participant’s Guaranteed Income Amount benefit terminates:
  If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;
  Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);
  Upon the Participant’s election to begin receiving a Fixed Annuity;
  Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant  in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

ANNUITIZATION (THE INCOME PHASE)

The SecurePath for Life Product offers a Guaranteed Lifetime Withdrawal Benefit, described under “Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.
Because of the guaranteed lifetime withdrawal benefit offered under the Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.
Annuity Purchase Date
The Annuity Purchase Date is the date the Company receives (in good order at the SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement Plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement Plan arrangement, a Participant may not be eligible   to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.
Fixed Annuity
Fixed Annuity payments are not made from the Separate Account assets but are made from the general Account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general Account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general Account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options
The following Fixed Annuity options may be available:
  Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.
  Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the Beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.
  Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the Purchase Payment, any difference is paid in a lump sum to the Beneficiary.
  Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the Beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.
  Joint and Survivor Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%)  of  this  amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Joint and Survivor Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.
  Joint and Survivor Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated Beneficiary for the remainder of the period.
The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Joint and Survivor Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.
The annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date, provided that the annuity purchase rates for these Fixed Annuity benefits shall not exceed the maximum rates set forth in the Contract. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date of this prospectus, for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.
Payments to a Beneficiary Following the Annuitant’s Death
If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one Beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving Beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum  cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.
Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the Beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company receives (in good order at the SecurePath Service Center) written notice of the Beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.
Maturity Date
Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Joint and Survivor Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.
DEATH BENEFIT

Calculation of Death Benefit
If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no Death Benefit is payable.
Beneficiary
The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center.
If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.
If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.
Payment Options
Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.
In addition, the surviving spouse of a Participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased Participant, including the ability to name a new Beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the Participant. A surviving spouse of a Participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See Guaranteed Lifetime Withdrawal Benefit.
The information below generally applies to Participants who die after 2019. Post-death required distribution requirements are complex and frequently unclear.  Please consult with your tax advisor for information relating to required post-death distributions for a Participant who died prior to 2020 or for information specific to your own unique situation.
Upon a Participant’s death, if the Participant does not have a beneficiary who is an individual, the Participant’s entire interest in the Contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Participant died before the Participant was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Participant’s death if the Participant died after the Participant was required to begin receiving distributions under the contract. An exception may apply if the beneficiary is a trust and all of the trust beneficiaries are individuals. If the Participant has a Beneficiary, who is an individual, but is not an eligible designated beneficiary, the Participant’s entire interest in the Contract must generally be distributed by the end of the calendar year ending ten years after the date of death. A non-eligible designated beneficiary, will be required to take annual RMDs, if the decedent had attained their Required Beginning Date before death.
If the Participant has a Beneficiary who is an eligible designated beneficiary, the eligible designated beneficiary may choose to receive the Participant’s interest under the contract either:
by the end of the calendar year ending ten years after the date of death as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Participant’s death
An eligible designated beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Participant’s death:
  is the Participant’s spouse
  the Participant’s child who has not reached majority, but any remaining interest must be distributed within 10 years of the child reaches majority is disabled within the meaning of IRC section 72(m)(7)
  is chronically ill individual within the meaning of section 7702BI(2)
  is not more than 10 years younger than the employee
Beginning in 2024, if the Beneficiary is the Participant’s spouse, they may elect to be treated as the employee and distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained the applicable required beginning date age. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.
If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.

LOANS

No Loans are available on this Contract.
TAX INFORMATION

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.
The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.
Tax Treatment of the Company
TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
TLIC is taxed as a life insurance company under the Code. TLIC has established a Separate Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Separate Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into Account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions generally offset any taxable income generated by the Pooled Account.
In General
The Contracts are designed for use in connection with certain types of retirement Plans that receive favorable treatment under the Code. Numerous special tax rules apply to the Participants in Plans and IRAs and to Contracts used in connection with the Plans and IRAs. Violation of these rules can cause the Plan or IRA to lose its tax favored status under the Code. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Plans and IRAs and nothing stated here is intended to be tax or legal advice. State income tax rules applicable to Plans and IRAs often differ from federal income tax rules, and this prospectus does not describe any of these differences. Prospective purchasers of this Contract should seek competent advice.
Guaranteed Lifetime Withdrawal Benefit
One of the principal features of the Contract is a guaranteed lifetime withdrawal benefit (“GLWB”). There is no authoritative guidance from the IRS or Treasury on the effects on a Plan of the purchase of an annuity Contract with a GLWB feature. The following discussion identifies certain issues relating to the GLWB feature of the Contract that the Plan fiduciary should consider before purchasing a Contract. This discussion is not intended to be exhaustive. Plan fiduciaries should consult a tax and/or legal advisor before purchasing the Contract because the purchase the Contract could affect the qualification of the Contract and/or the Plan associated with the Contract.
Certain types of Plans are subject to nondiscrimination rules, which generally require that benefits, rights or features of the Plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Plan, a prospective Plan fiduciary should consider the effect of the requirement that any Contributions after the Lock-In Date are subject to a minimum Contribution of $5,000 on the Plan’s compliance with applicable nondiscrimination requirements. In addition, a prospective Plan fiduciary should consider whether the age limitations applicable to Participants who wish to contribute to the Contract and the Target Date Funds in which these Contributions will be invested could affect the Plan’s compliance with the nondiscrimination rules.

Certain types of Plans are subject to qualified joint and survivor annuity rules under Sections 401(a)(11) and 417 of the Code (“QJSA rules”), which provide rights to a spouse or former spouse of a Participant in certain circumstances. In such a case, the Participant may need the consent of the spouse or former spouse to change annuity options or to make a withdrawal or surrender the Contract. Although the manner in which the QJSA rules apply to the GLWB feature of the Contract is unclear, the Company believes that spousal consent is required at the time the Participant makes an election for single or joint life coverage. Plan fiduciaries should consider whether the Contract complies with these rules. In this regard, we are treating the Lock-In Date as the annuity starting date for purposes of obtaining the spousal consent required under the QJSA rules.
A prospective Plan fiduciary should also consider how the GLWB feature affects a Plan’s compliance with the nonforfeiture rules. For example, it is unclear whether the GLWB feature is part of the “balance of the employee’s Account” within the meaning of Section 411(a)(7) of the Code, and, if so, whether a discontinuance or adjustment in the GLWB (such as upon the Participant taking an “excess” withdrawal) could result in an impermissible forfeiture under Section 411(a) of the Code. The Company believes that even if the GLWB feature is part of the “balance of the employee’s Account” there would be no impermissible forfeiture in these circumstances. In addition, it is unclear how certain aspects of the GLWB affect the calculation of any Required Minimum Distribution (“RMD”) amount or whether any increase in any GLWB benefit due to any income enhancement feature is permitted under RMD rules. The Participant should consult with a tax qualified tax advisor before effecting an income enhancement.

Section 403(b) Annuities
Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make Contributions to the Contract or the employer may agree with the Participant that in return for employer Contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. Generally, no federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant. Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $23,500 for 2025 and $24,500 for 2026 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension Plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit Contributions by or on behalf of a Participant to the lesser of $72,000 for 2026 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation.
Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $8,000 for 2026 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.
For years beginning after December 31, 2024 the limit on catch-up contributions will be increased for participants who have reached ages 60,61,62, or 63. For participants in only these ages the catch up contribution will be increased to a maximum of 150% of the regular catch-up contribution limit for 403(b) plans in 2026, which is $11,250. This new catch up limit contribution may be required to be made on a Roth basis if the participant’s wages for the prior year exceed an annually indexed limit as prescribed by the IRS.
Under the Contract exchange rules established for the applicable 403(b) Plan, an exchange of a Section 403(b) annuity Contract held under a Section 403(b) Plan for another Section 403(b) annuity Contract held under that Section 403(b) Plan may qualify as a tax-free exchange. An “exchange within the same 403(b) Plan” must meet the following conditions: (i) the 403(b) Plan under which the Contract is issued must permit Contract exchanges;(ii) immediately after the exchange the accumulated benefit of the Participant (or Beneficiary of a deceased Participant) is at least equal to the Participant’s (or Beneficiary’s) accumulated benefit immediately before the exchange (taking into Account the accumulated benefit of that Participant (or Beneficiary) under both section 403(b) Contracts immediately before the exchange); (iii) the Contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the Contract being exchanged; and (iv) the employer sponsoring the 403(b) Plan and the issuer of the Contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed generally to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.
When a Participant takes a distribution from a 403(b) Plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after their Required Beginning Date.
If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a Beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions
Any funds in the Participant’s Account balance attributable to pre-tax salary reduction Contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship Funds in the Participant’s Account balance attributable to employer Contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.
Section 401(a) Plans
An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make Contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual Contributions to a defined Contribution Plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of $72,000 for 2026 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) Plan, the annual deferral limit for the Participant’s elective Contributions under Section 402(g) of the Code is $24,500 for 2026 and 23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 403(b) Plan, a simplified employee pension Plan, or other tax deferred annuity. In addition, Participants may make after-tax Contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $8,000 in 2026 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.
For years beginning after December 31, 2024 the limit on catch-up contributions will be increased for participants who have reached ages 60,61,62, or 63. For participants in only these ages the catch up contribution will be increased to a maximum of 150% of the regular catch-up contribution limit for 401(k) plans in 2026, which is $11,250. This new catch up limit contribution may be required to be made on a Roth basis if the participant’s wages for the prior year exceed an annually indexed limit as prescribed by the IRS.
When a Participant takes a distribution from 401(a) Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.
The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the Plan, automatic withholding of 20% will be made on the distribution, even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See Income Tax Withholding. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts
An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make Contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the Contributions for federal income tax purposes.  A Participant’s total IRA Contributions cannot exceed the applicable annual limit per Code Section 219(b)(5), as indexed for cost-of living adjustments ($7,500 for 2026) or the Participant’s taxable compensation for the year. For a participant age 50 or older the annual limit is increased by $1100 in catch-up contributions. The catch-up contribution will also be indexed considering the cost-of-living adjustment in increments of $100 beginning in years after 12/31/2023. The IRA Contribution limit does not apply to rollover Contributions or qualified reservist repayments.  If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did.  The combined amount of Contributions cannot exceed the taxable compensation reported on the joint tax return.
No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.  However, “excess Contributions” to an IRA are subject to an excise tax of 6% per year as long as the excess amounts remain in the IRA. An excess IRA Contribution can occur by: (1) contributing more than the IRA Contribution limit; (2) making a Contribution to a traditional IRA after the Participant’s Required Beginning Date; or (3) making an improper rollover Contribution to an IRA.  In order to avoid the tax on excess Contributions the Participants must withdraw the excess Contribution (along with any income earned on the excess Contribution) by the due date of his/her individual income tax return (including extensions).  Note, any earned income on excess Contributions that is withdrawn will be subject to income tax, including (if applicable) the tax on premature distributions if received prior to attainment of age 59 ½, unless an exception applies (see below).
When a Participant takes a distribution from an IRA or a qualified Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.
If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a Beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education  expenses, qualified first-time home buyer costs (subject to a $10,000 lifetime maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.
Section 408A (Roth IRA) Contracts
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as traditional IRAs, but differ in several respects. Contributions to a Roth IRA are not deductible. However, “qualified distributions” from a Roth IRA will be excludable from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a Contribution to any Roth IRA established for the Participant was made. Second, the distribution must be either made after the Participant attains the age of 59 1/2; (2) made after the Participant’s death; (3) attributable to the Participant being disabled; or (4) a qualified  first-time  homebuyer  distribution  within  the  meaning  of  Section 72(t)(2)(F) of the Code. Distributions other than qualified distributions may be includible in income and subject to a 10% penalty tax. Special rules apply to rollovers to Roth IRAs from eligible retirement Plans and IRAs and from designated Roth Accounts under eligible retirement Plans. Only one rollover per year is permitted between IRAs, including Roth IRAs.

Section 457 Plans
Section 457 of the Code allows employees of or independent Contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation Plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $43,500 for 2026 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on Plan terms, Section 457 Plans may also allow additional catch-up Contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).
Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) Plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.
Minimum Distribution Requirements
Distributions from a Plan or traditional IRA generally must begin no later than the Participant’s Required Beginning Date or for Plans, the year in which he or she retires after they have attained these ages. If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose an excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.
Minimum distributions are also required upon the death of the Participant. These required distributions depend on the Beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date. In addition, the value of the guaranteed lifetime withdrawal benefit may need to be taken into Account when determining the required minimum distributions in certain circumstances.
Income Tax Withholding
Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.
For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her Beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of the required minimum distribution age (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.
Such withholding will apply even if the distribution is rolled over into another Plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other Plan. A direct transfer to the new Plan can be made only in accordance with the terms of the old Plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the dated signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Unclaimed or Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Misstatements of Age or Sex
If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another Beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product   to reasonably conform to the correct facts.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program.  The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”).  These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC.  Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC.  In order to comply with OFAC requirements, the Company reviews applicants, Participants, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list.  The Company only accept premium payments that are not subject to sanctions and in United States currency.

If a Participant or annuitant is subject to sanctions, the Company is required to block access to a Participant’s contract and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC.  Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well.  In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of sanctions.
Householding
The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the SecurePath Service Center.
Availability of Electronic Documents
Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive Account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.
Distribution of the Contracts
TCL will act as the principal underwriter and distributor of the Contracts. TCL or other authorized broker- dealers which enter into an agreement with TCL will perform sales and marketing functions relative to the Contracts. TCL is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202. The Contracts are wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCL who may be insurance agents licensed by an insurance company other than the Company. TCL has authorized its affiliated broker-dealer, Transamerica Investors Securities LLC (“TIS”) to sell the Contracts and also to perform certain distribution functions on behalf of TCL. TCS may also enter into selling agreements with other broker-dealers for the sale of the Contracts.
The Company no longer pays commission compensation on sales of the Contracts. While commission compensation is not paid, broker-dealers who sell the Contracts may receive the following compensation from TCL, TCS or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCL, TCS or their affiliates. TCL, TCS or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of current Portfolio Companies available under the Contract which are subject to change as discussed in this prospectus. Depending on the Separate Account of your Contract, you may not be able to invest in certain portfolio companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies which may be amended from time to time and can be found online at www.transamerica.com. You can also request this information at no cost by calling our Administrative Office at (866) 287-8388.
The current expenses and performance below reflect fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company And Adviser/Subadviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide current income and some capital appreciation by investing in Vanguard index funds.	Vanguard Target Retirement Income Fund Advisor: The Vanguard Group, Inc.	0.08%	11.31%	3.82%	5.33%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2020 Fund(4) Advisor: The Vanguard Group, Inc	0.08%	12.15%	4.77%	6.87%
	Vanguard Target Retirement 2025 Fund Advisor: The Vanguard Group, Inc	0.08%	14.60%	5.90%	7.87%
	Vanguard Target Retirement 2030 Fund Advisor: The Vanguard Group, Inc.	0.08%	16.24%	6.83%	8.66%
	Vanguard Target Retirement 2035Fund Advisor: The Vanguard Group, Inc	0.08%	17.54%	7.71%	9.40%
	Vanguard Target Retirement 2040 Fund Advisor: The Vanguard Group, Inc	0.08%	18.76%	8.57%	10.13%
	Vanguard Target Retirement 2045 Fund Advisor: The Vanguard Group, Inc	0.08%	19.99%	9.41%	10.74%
	Vanguard Target Retirement 2050 Fund Advisor: The Vanguard Group, Inc	0.08%	21.41%	9.95%	11.02%

Seeks to provide capital appreciation and current income consistent with its current asset allocation	Transamerica BlackRock Government Money Market VP (2)(3) - Service Class Advisor: BlackRock Investment Management, LLC	0.54%	3.81%	2.91%	1.72%
(1) Some Variable Investment Options may be available for certain Contracts and may not be available for all Contracts.
(2) There can be no assurance that the Money Market Fund offered under this Contract will be able to maintain a stable net asset value per share.
(3) This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

(4) Not available for New York Contracts.
Note: There are no Portfolios that have been closed to new investments or new investors.

APPENDIX: EXAMPLES OF GUARANTEED LIFETIME WITHDRAWALBENEFITCALCULATIONS

Example 1: Participant Has Not Established a Lock-In Date
Year 1 Transactions – Withdrawal with No Income Base Adjustment.  This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 (i.e., $30,000 minus $6,000 [the amount of the transfer])). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in Year 1, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

Initial Contribution	$25,000
Initial Income Base	$25,000
Transfer out of Account (consisting of an Excess Withdrawal)	$6,000
Account Value on transfer date (before transfer)	$30,000
Ratio of Income Base to Account Value before transfer ($25,000 / $30,000)	0.833333
Account Value on transfer date (after transfer)	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in Year 1	$27,000
Income Base after Annual Step-Up Year 1	$27,000

Year 2 Transactions – Subsequent Contribution. In Year 2, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in Year 2, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

Year 2 Income Base	$27,000
Transfer into Account	$5,000
Account Value on transfer date (before transfer)	$25,000
Account Value on transfer date (after transfer).	$30,000
Income Base after transfer ($27,000 + $5,000).	$32,000
Account Value on birthday in Year 2.	$26,000
Income Base in Year 2.	$32,000

Year 3 Transactions – Withdrawal with an Income Base Adjustment. In Year 3, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 minus  $6,153.85).

Year 3 Income Base	$32,000
Transfer out of Account (consisting of an Excess Withdrawal)	$5,000
Account Value on transfer date (before transfer)	$26,000
Ratio of Income Base to Account Value ($32,000 / $26,000)	1.230769
Account Value on transfer date (after transfer)	$21,000
Income Base after transfer ($32,000 minus $6,153.85)	$25,846.15
Example 2: Participant Makes Incremental Contributions Prior to Establishing Lock-In Date With Different Guaranteed Income Rate Tables in Effect

Example 2.1: Assumes incremental Contribution made prior to establishing Lock-In Date and Guaranteed Income Rate Table 1 is in effect at time of Contribution
In this example, the Participant elects a Lock-In Date of April 1,Year 1 at the age of 61 and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus), the Blended Guaranteed Income Rate (“BGIR”) will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

Contribution on January 1, Year 1	$20,000
Guaranteed Income Rate for age 61 under Table 1	4.10%
Participant Age on April 1, Year 1	61
Lock-In Date April 1, Year 1
BGIR on Lock-In Date	4.10%

Example 2.2:Assumes two Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed  Income Rate Table (Table 2) goes in effect on January 1, Year 2..
The example also assumes that the Participant in Example 2.1 does not elect a Lock-In Date on April 1, Year 1 and makes the transaction below.
In this example, the Participant elects a Lock-In Date of August 1, Year 2 at the age of 62 and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus) and Guaranteed Income Rate Table 2, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution  minus $5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The BGIR on the Lock-In Date is 4.22%.

Contribution on January 1, Year 1 under Table 1	$20,000
Excess Withdrawal on February 1, Year 2	$5,000
Income Base* after Excess Withdrawal ($20,000 minus $5,000)	$15,000
Contribution on July 1, Year 2 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, Year 2	$5,000
Income Base* after Contribution ($15,000 + $10,000)	$25,000
Guaranteed Income Rate for age 62 under Table 1	4.20%
Guaranteed Income Rate for age 62 under Table 2	4.30%
Participant Elects to Lock-In on August 1, Year 2 (Age 62):
Income Base* on Lock-In Date	$25,000
BGIR on Lock-In Date	4.22%

* We have assumed no changes in the Account Value in order to simplify the example
BGIR Calculation =  ($840 + 215) divided by/$25,000: Equals A+B / C, where:
A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;
B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;
C = Sum of the Incremental Contributions = ($20,000 + $5,000)
Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)
Example 2.3: Assumes three Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed Income Rate Table (Table 3) goes into effect on January 1, Year 3.

The example also assumes that the same Participant in Examples 2.1 and 2.2 above has not elected a Lock-In Date, that Tables 1 and 2 dates above are applicable, and they make the transactions below.
In this example, the Participant elects a Lock-In Date of April 1, Year 3 at the age of 63 and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, Year 3 does not affect the calculation of the BGIR.

Contribution on January 1, Year 1 under Table 1	$20,000
Excess Withdrawal on February 1, Year 2	$5,000
Contribution on July 1, Year 2 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, Year 2	$5,000
Income Base* after July 1,Year 2 Contribution ($15,000 + $10,000)	$25,000
Incremental Contribution on February 1, Year 3 (Table 3 is in effect)	$5,000
Income Base* after February 1, Year 3 Contribution ($25,000 + $5,000)	$30,000
Income Base after Annual Step-Up on March 1, Year 3	$32,000
Guaranteed Income Rate for age 63 under Table 1	4.20%
Guaranteed Income Rate for age 63 under Table 2	4.30%
Guaranteed Income Rate for age 63 under Table 3	4.25%
Participant Elects to Lock-In on April 1, Year 3 (Age 63):
Income Base* on Lock-In Date	$32,000
BGIR on Lock-In Date	4.23%

  We have assumed no changes in the Account Value in order to simplify the example.
BGIR Calculation =  ($840 + 215) divided by/$25,000: Equals A+B / C, where:
A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;
B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;
C = Sum of the Incremental Contributions = ($20,000 + $5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)

Example 3: Participant Makes Contributions After Establishing a Lock-In Date
The following examples assume the Participant has elected a Lock-In Date of January 1, Year 2 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.
Example 3.1:
The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then- effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed  Income  Amount  to  $4,630  (the  new  Blended  Guaranteed  Income  Rate  of 4.2091% * $110,000 Income Base).
If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.
Example 3.2:
The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied   by $97,000, or $4,074.
The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).
Example 3.3:
Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Example 4: Taking a Withdrawal After the Lock-In Date has been Established
Example:

Annual Period:	Year 1
Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, Year 1:	$2,500
Withdrawal on September 1, Year 1:	$2,500

Annual Period:	January 16, Year 2 - January 15, Year 3
Year 2 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, Year 2:	$5,000
Withdrawal on January 15, Year 3:	$5,000
Income Base on January 15, Year 3 (before withdrawal):	$100,000
Account Value on January 15, Year 3 (before withdrawal):	$80,000

Annual Period::	January 16, Year 3 - January 15, Year 4
2023 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,688

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, Year 1 through January 15, Year 2. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, Year 2 through January 15, Year 3 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, Year 2 and January 15, Year 3), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, Year 3. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2023($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,688 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

APPENDIX: FINANCIALINTERMEDIARY VARIATIONS

Secure Path for Life (the “Contract”)

This appendix describes variations in the availability of Investment Options, Contract benefits, and other Contract features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Contract is sold.

Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.

NOT APPLICABLE

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1,2026 contains more information about the Contract and TLIC Separate Account VA FF and TFLIC Pooled Account No.44. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, www.transamerica.com. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us or write us at Transamerica Retirement Solutions.

Transamerica Retirement Solutions
6400 C Street SW
Cedar Rapids, IA  52499
(866) 287-8388

Reports and other information about the Separate Account are available on the SEC’s website www.sec.gov, and copies of this information may be obtained, upon payments of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No.is #C000085420 for TLIC and for #C000085422 TFLIC

Statement of Additional Information

May 1, 2026

SecurePath for Life Product

Issued through
Separate Account VA FF and TFLIC Pooled Account No.44
Offered by

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

This Statement of Additional Information expands upon subjects discussed in the prospectus for the SecurePath for Life Product). This Statement of Additional Information is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus for the SecurePath for Life Product dated May 1, 2026 and the prospectuses for the underlying target retirement date mutual funds. Copies of the prospectus for the SecurePath for Life Product are available, at no charge, by writing Transamerica Retirement Solutions at 6400 C Street SW, Cedar Rapids, IA 52499 or by calling (866) 287-8388.

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The Company
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Separate Account
TLIC has established a Separate Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions  except New York. The Separate Account was established under  Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Cyber Security Risk (Continued from “Principal Risks” section of the Prospectus)

OPPORTUNITIES and CHALLENGES

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
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OVERVIEW

Information security and privacy regulation Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidances, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500) amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.  The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S- P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.

Operational Risks A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers.  Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

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In recent years, information security risk has increased due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.  Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations. Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.  Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees.

Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.

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Independent Registered Public Accounting Firms
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplementary information of Transamerica Life Insurance Company for the year in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting
The financial statements of Separate Account VA FF appearing herein have been audited by Ernst & Young LLP, independent registered public accounting firm, and have been included in reliance on their report given on their authority as experts in accounting and auditing.
The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplementary information of Transamerica Financial Life Insurance Company for the year in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of TFLIC Pooled Account No. 44 appearing herein have been audited by Ernst & Young LLP, independent registered public accounting firm, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

Principal Underwriter/Sale of Contracts
Transamerica Capital, LLC.(“TCL”) (formerly Transamerica Capital, Inc.), which is an affiliate of TLIC/TFLIC, is the principal underwriter and distributor of the Contracts. TCL or other authorized broker-dealers, which enter into an agreement with TCL, will perform sales and marketing functions relative to the Contracts. TCL is a broker-dealer registered with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202.
The Contracts are offered on a continuous basis. TLIC/TFLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.
The Contracts are wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for TLIC/TFLIC. TCL may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCL. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.
TFLIC no longer pays commissions for sales of the Contract.  There have been no commissions paid within the last three fiscal years.
In addition, in an effort to promote the sale of the Contracts, TLIC/TFLIC or TCL may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.
Determination of Unit Values
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TLIC/TFLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit value every weekday except for when the NYSE is closed. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.
The Unit value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.
Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, and adding the value of dividends declared by the Target Date Fund but not yet paid.
Additional Tax Information
Taxation of TLIC/TFLIC

TLIC/TFLIC at present is taxed as a Life Insurance Company, and Transamerica Financial Life Insurance Company is also taxed under part I of Subchapter L of the Code. The assets of the Pooled Account are held in the name of TLIC/TFLIC and legally belong to TLIC/TFLIC. Accordingly, the Pooled Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and gains from the assets of a Pooled Account are reinvested and taken into Account in
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determining the value of the Pooled Account. Under existing federal income tax law, TLIC/TFLIC is generally entitled to deductions for increases in reserves; those deductions generally offset any taxable income generated by the Pooled Account. Based on this expectation, it is anticipated that no charges will be made against the Pooled Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC/TFLIC with respect to the Pooled Account, TLIC/TFLIC may make a charge to the Pooled Account.
TLIIC/TFLIC may benefit from any deductions for dividends received by the separate account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Financial Statements
All required statutory financial statements are included in Part B of this Registration Statement.
The values of your interest in the separate account will be affected solely by the investment results of the applicable Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
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